UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

ASK JEEVES, INC.

(Exact name of registrant as specified in its charter)

000-26521
(Commission file number)

Delaware (State or other jurisdiction of incorporation)	94-3334199 (I.R.S. Employer Identification Number)

555 12th Street, Suite 500, Oakland, CA (Address of principal executive offices)	94607 (Zip Code)

Registrant’s telephone number, including area code:      (510) 985-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On March 21, 2005, Ask Jeeves, Inc., a Delaware corporation (“Ask Jeeves” or the “Company”), IAC/Interactive Corp., a Delaware corporation (“IAC”), and AJI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of IAC (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Ask Jeeves (the “Merger”). As a result of the Merger, Ask Jeeves will become a wholly owned subsidiary of IAC.

     At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share (together with the associated right to purchase            Series A Junior Participating Preferred Stock of the Company issued pursuant to the Rights Agreement described below, the “Company Common Stock”), shall be canceled and thereafter (other than shares held in the Company’s treasury or those held by IAC or its subsidiaries) shall represent the right to receive 1.2668 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of IAC (the “IAC Common Stock”) and cash in lieu of any fractional shares otherwise issuable. At the Effective Time, all Company stock options (whether or not vested) outstanding immediately prior to the Effective Time will be converted into options to purchase shares of IAC Common Stock on substantially the same terms and conditions as applied to such options prior to the Merger, and the number of shares of IAC Common Stock issuable upon exercise thereof will be determined by a customary formula that would provide the former Company option holders the benefit of the Exchange Ratio paid in the Merger.

     The receipt of IAC Common Stock in the Merger is expected to be tax free for U.S. federal income tax purposes and the closing of the Merger is subject to the receipt of opinions of counsel to IAC and the Company to that effect.

     The Merger also is conditioned, among other things, on:

•	the Merger Agreement being approved and adopted by the stockholders of Ask Jeeves;

•	the IAC Common Stock issued in the Merger being authorized for quotation on the NASDAQ;

•	the receipt of all applicable regulatory approvals; and

•	there being no legal prohibitions to consummating the Merger.

     A copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.

     The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by this reference. The attached Merger Agreement is not in any way intended as a document for investors to obtain factual information about the current state of affairs of the Company. Such information can be found in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. The Merger Agreement contains representations and warranties made by the Company and IAC. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules (the “Disclosure Schedules”) that the parties exchanged in connection with signing the Merger Agreement. The Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, representations and warranties may be used as a tool to allocate risks between the parties where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the Company’s representations and warranties as characterizations of the actual state of facts or condition of the Company, since they may be modified in important part by information disclosed in the Disclosure Schedules.

Forward-Looking Statements

     Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Ask Jeeves caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Ask Jeeves, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Ask Jeeves stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Ask Jeeves’ filings with the SEC, which are available at the SEC’s website www.sec.gov. Ask Jeeves disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 3.03 Material Modification to Rights of Security Holders

     The Company and Fleet National Bank, N.A. entered into a Rights Agreement, dated as of April 26, 2001, as first amended on September 1, 2001 to provide that EquiServe Trust Company, N.A. (the “Rights Agent”) succeed to Fleet National Bank, N.A. as the rights agent (the “Rights Agreement”). On March 22, 2005, the Company and the Rights Agent entered into the Second Rights Agreement Amendment (the “Amendment”) to provide that for so long as the Merger Agreement (described above in 1.01) is in full force and effect, the execution or delivery of the Merger Agreement and the public announcement and consummation of the transactions contemplated by the Merger Agreement will not cause:

•	the rights to purchase Series A Junior Participating Preferred Stock of the Company issued pursuant to the Rights Agreement (the “Rights”) to become exercisable under the Rights Agreement,

•	IAC or Merger Sub or any of their affiliates to be deemed an Acquiring Person (as that term is used in the Rights Agreement), or

•	the Distribution Date or the Share Acquisition Date (as such terms are used in the Rights Agreement) to occur.

     In the Merger Agreement, the Company agreed with IAC that provided the Merger Agreement is in full force and effect immediately prior to the Effective Time, the Rights shall expire and no longer be outstanding.

     The foregoing description of the terms and conditions of the Amendment does not describe all terms and conditions thereof, and is expressly qualified by reference to the specific text of the Amendment, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

     (c)      Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger and Reorganization
4.1	Second Amendment to Rights Agreement, dated March 22, 2005
99.1	Press Release issued on March 21, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005

ASK JEEVES, INC.
By:	/s/ Brett M. Robertson
Brett M. Robertson
EVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger and Reorganization
4.1	Second Amendment to Rights Agreement, dated March 22, 2005
99.1	Press Release issued on March 21, 2005